EXHIBIT 23



                   CONSENT OF INDEPENDENT ACCOUNTANTS


LONGVIEW FIBRE COMPANY
LONGVIEW, WASHINGTON

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-14358) and the Registration Statement on Form S-8 (No. 33-37836) and the Registration Statement on Form S-8 (No. 33-56620) of Longview Fibre Company of our report dated December 7, 2000 relating to the financial statements which appear in this Form 10-K.



PricewaterhouseCoopers LLP

Seattle, Washington
January 23, 2001




































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